UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2009

Red Mile Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50814 (Commission File Number)	20-4441647 (IRS Employer Identification Number)

223 San Anselmo Way, #3
San Anselmo, CA 94960
(Address of principal executive offices) (Zip Code)

(415) 339-4240
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Red Mile Entertainment, Inc. (“Red Mile”) on January 6, 2009 with the Securities and Exchange Commission (the “Commission”), Red Mile entered into a Standstill Agreement (the “Standstill Agreement”) with SilverBirch Inc., an Ontario (Canada) corporation (“SilverBirch”). A copy of the Standstill Agreement was filed as Exhibit 10.1 to Red Mile’s Current Report on Form 8-K filed with the Commission on January 6, 2009.

On March 19, 2009, Red Mile and SilverBirch entered into an amendment of the Standstill Agreement (the “Amendment”) pursuant to which Red Mile’s obligations to pay SilverBirch were modified from those reported in the Current Report on Form 8-K filed by Red Mile on January 6, 2009.  Under the terms of the Amendment, Red Mile has agreed to pay SilverBirch the following amounts in Canadian Dollars on the following dates:

(1)	$50,000 upon execution of the Standstill Agreement;
(2)
$225,000 on the earlier of: (i) Red Mile achieving certain development milestones in connection with development of its Heroes Over Europe game and receiving the next co-publishing installment payment from its co-publishing partner; and (ii) February 6, 2009;

(3)	$90,000 on or before March 20, 2009; and
(4)	$235,000 on the earlier of: (i) Red Mile signing a publishing agreement in connection with another game it has under development; and (ii) April 20, 2009.

Section 2 – Financial Obligations

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included under Item 1.01 of this Form 8-K, which contains a description of the payment obligations, is hereby incorporated by reference into this Item 2.03.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report may contain, in addition to historical information, certain forward-looking statements. All statements included in this Current Report concerning activities, events or developments that Red Mile expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Additional information on risks, uncertainties and factors is included in Red Mile’s Annual Report on Form 10-KSB, Quarterly Reports on Form 10-Q and other documents filed with the Commission.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment between SilverBirch Inc. and Red Mile Entertainment, Inc. dated March 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Mile Entertainment, Inc.

	By:	/s/ Chester P. Aldridge
Chester P. Aldridge
Chief Executive Officer
Date: March 24, 2009